UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under § 240.14a-12

RED TRAIL ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Additional Proxy Materials

On January 24, 2020, Red Trail Energy LLC (the "Company") filed a Definitive Proxy Statement for the Company's 2020 Annual Meeting (the "Annual Meeting") to be held on March 20, 2020 (the "Proxy Statement"). On March 17, 2020, the Company notified its members on Form 8-K that due to restrictions on gatherings imposed by the State of North Dakota related to COVID-19, the Company was delaying the Annual Meeting. On June 2, 2020, the Company sent out a meeting notice canceling the in person portion of the 2020 Annual Meeting and giving the members notice that the Annual Meeting would be held electronically on June 24, 2020 at 10:00 a.m. CDT. The updated Annual Meeting Notice and updated proxy card are set out below.

P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

NOTICE OF RESCHEDULED 2020 ANNUAL MEETING OF MEMBERS
To be Held Wednesday, June 24, 2020 (Starting 10:00 A.M. CDT)
To our members:

The rescheduled 2020 annual meeting of members (the "2020 Annual Meeting") of Red Trail Energy, LLC (the "Company") will be held electronically on Wednesday, June 24, 2020 at 10 a.m. CDT. The Annual Meeting will be presented in a webinar format. Registration information is included in this letter. Members will receive an access code to join the Annual Meeting electronically when they register for the meeting. If you have questions about registration or attending the Annual Meeting, please call the Company at (701) 974-3308 or email us at proxy@redtrailenergy.com. The Board of Governors (the "Board") encourages you to attend the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING TO BE HELD ON WEDNESDAY, JUNE 24, 2020:

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This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting;

•	The proxy statement, proxy card and annual report to members are available at www.redtrailenergy.com; and

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If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling our office at (701) 974-3308 or toll free at (855) 974-3308, by written request at Red Trail Energy, LLC at P.O. Box 11, Richardton, ND 58652, by e-mail at proxy@redtrailenergy.com, or on our website at www.redtrailenergy.com on or before June 15, 2020, to facilitate timely delivery.

The purposes of the meeting are to: (1) Elect two governors to the Board; (2) Conduct an advisory vote on our executive compensation called "Say-on-Pay"; and (3) Transact such other business as may properly come before the 2020 Annual Meeting or any adjournments thereof. If you have any questions regarding the information in the proxy statement or completion of the proxy card, please call the Company at (701) 974-3308 or email us at proxy@redtrailenergy.com.

Only members listed on the Company's records at the close of business on January 24, 2020 are entitled to notice of the 2020 Annual Meeting and to vote at the 2020 Annual Meeting and any adjournments thereof. To be certain that your membership units will be represented at the 2020 Annual Meeting, your proxy card must be received by 4:00 p.m. on Tuesday, June 23, 2020. However, proxy cards may still be accepted by the Company for the 2020 Annual Meeting at any time prior to the polls closing. No votes will be accepted during the electronic meeting so if you wish to vote at the 2020 Annual Meeting you must submit a proxy card.

To assure the presence of a quorum, the Board requests that you promptly sign, date and return a proxy card. Proxy cards are available on the Company's website at www.redtrailenergy.com and may be printed by the members. No personal information is required to print a proxy card. If you wish to revoke your proxy and execute a new proxy card, you may do so by giving written notice to our CFO, Jodi Johnson, prior to the commencement of the meeting. You may fax your completed proxy card to the Company at (701) 974-3309 or mail it to the Company at P.O. Box 11, Richardton, ND 58652.

By order of the Board of Governors,

/s/ Sid Mauch
June 2, 2020                    Sid Mauch, Chairman

RED TRAIL ENERGY, LLC
PROXY SOLICITED ON BEHALF OF OUR BOARD OF GOVERNORS
FOR THE RESCHEDULED ANNUAL MEETING OF MEMBERS TO BE HELD ON JUNE 24, 2020

Member Name:	Vote by Mail or Facsimile:
1) Read the Proxy Statement
Number of Units:	2) Mark your vote in the appropriate boxes below
3) Sign and date the proxy card
4) Return the proxy card via fax to (701) 974-3309 or by mail to the Company at P.O. Box 11, Richardton, ND 58652 by 4:00 p.m. on Tuesday, June 23, 2020.

The undersigned hereby appoints Anthony Mock and William Price, and each or either of them, with the power of substitution, as proxies to represent the undersigned and to vote as designated below, at the 2020 Annual Meeting of Members to be held on Wednesday, June 24, 2020, and at adjournment thereof, on any matters coming before the meeting. Said proxies will vote on the proposals set forth in the notice of the annual meeting and proxy statement as specified on this card. If a vote is not specified, said proxies will vote FOR Ronald Aberle and Ambrose Hoff, with the votes split equally between the nominees and FOR Proposal Two. If any other matters properly come before the 2020 Annual Meeting, said proxies will vote on such matters in accordance with the recommendations of the Board except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

PROPOSAL ONE.    Elect two (2) governors to the Board of Governors.  Each will serve for a term of three years. To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

You are entitled to give a nominee as many votes as is equal to the number of units you own multiplied by 2 (the number of governors to be elected), or you may distribute your votes among the nominees as you see fit.  Write in the number of votes you are allocating to any nominee below. The Board recommends you vote your units for Ronald Aberle and Ambrose Hoff.

Ronald Aberle	Votes

Ambrose Hoff	Votes

Tony Aman	Votes

PROPOSAL TWO.    Advisory vote on executive compensation (Say-On-Pay). (Check One Box)

FOR	AGAINST	ABSTAIN

This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the proxies to take action in their discretion upon other matters that may properly come before the meeting. The proxies cannot vote your units unless you sign and return this card.

Please sign exactly as your name appears on your unit certificate. When units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature of Unit Holder	Signature of Unit Holder
Dated:	Dated: